Exhibit 10.4

AMENDMENT NO. 8 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 8 to Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of August 1, 2006, among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each Financial Institution signatory hereto (collectively, the “Financial Institutions”), each Company signatory hereto (the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as agent for the Purchasers (the “Agent”).

RECITALS

Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 3 thereto, dated as of December 9, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 5 thereto, dated as of June 23, 2003, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 6 thereto, dated as of August 15, 2003, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 7 thereto, dated as of August 3, 2005 (such Amended and Restated Receivables Purchase Agreement, as so amended, the “Purchase Agreement”).

Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

Subject to the terms and conditions thereof, each of the parties hereto now desires to amend the Purchase Agreement as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

Section 2. Amendment. Subject to the terms and conditions set forth herein, Exhibit I to the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of “Liquidity Termination Date” appearing in such exhibit to read as follows:

“Liquidity Termination Date” means August 31, 2006.

Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

(a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendments set fort herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Purchase Agreement” shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants, and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Without limiting Section 10.3 of the Purchase Agreement, Seller agrees to reimburse the Agent and the Purchasers upon demand for all reasonable and documented out-of-pocket costs, fees and expenses (including the reasonable fees and expenses of counsels to any of the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(h) Funding Agreement Consent. By its execution hereof, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), in its capacity as a part to any applicable Funding Agreement with or for the benefit of Preferred Receivables Funding Corporation (“Prefco”), hereby (i) consents to Prefco’s execution of this Amendment and the transactions contemplated hereby, (ii) acknowledges that this Amendment has been made available to and has been reviewed by it, (iii) consents to this Amendment and (iv) deems this paragraph to satisfy any applicable requirements regarding this Amendment set forth in any such Funding Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

AVNET RECEIVABLES CORPORATION,

as Seller

By:/s/ Raymond Sadowski

Name: Title:	Raymond Sadowski President

AVNET, INC.,

as Servicer

By:/s/ Raymond Sadowski

Name: Title:	Raymond Sadowski Senior Vice President and CFO

PREFERRED RECEIVABLES FUNDING

COMPANY, LLC (formerly known as Preferred

Receivables Funding Corporation),

as a Company

By:/s/ Mark Connor

Name: Title:	Mark Connor Vice President

JPMORGAN CHASE BANK, N.A. (successor by

merger to Bank One, NA (Main Office

Chicago)), as to a Financial Institution and as

Agent

By:/s/ Mark Connor

Name: Title:	Mark Connor Vice President

LIBERTY STREET FUNDING CORP.,

as a Company

By:/s/ Bernard J. Angelo

Name: Title:	Bernard J. Angelo Vice President

THE BANK OF NOVA SOTIA,

as a Financial Institution

By:/s/ Norman Last

Name: Title:	Norman Last Managing Director

STARBIRD FUNDING CORPORATION,

as a Company

By:/s/ Geraldine St-Louis

Name: Title:	Geraldine St-Louis Vice President

BNP PARIBAS, acting through its New York

Branch, as a Financial Institution

By:/s/ Sean Reddington

Name: Title:	Sean Reddington Managing Director

By:/s/ Michael Gonk

Name: Title:	Michael Gonk Director

AMSTERDAM FUNDING CORPORATION,

as a Company

By:/s/ Bernard J. Angelo

Name: Title:	Bernard J. Angelo Vice President

ABN AMRO BANK N.V.,

as a Financial Institution

By:/s/ Bernard Koh

Name: Title:	Bernard Koh Director

By:/s/ Kevin J. Hayes

Name: Title:	Kevin J. Hayes Director